UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 10, 2007

POINTSTAR ENTERTAINMENT CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-52393

(Commission File Number)

98-0494003

(IRS Employer Identification No.)

LoftOfficeBuilding3, Suite #104, P.O. Box 500449 Dubai, United Arab Emirates

(Address of principal executive offices and Zip Code)

011-971-4-367-1342

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 14, 2007, the Nevada Secretary of State accepted for filing a Certificate of Amendment increasing our authorized common stock from 25,000,000 with a par value of $0.001 to 300,000,000 with a par value of $0.001. The amendment was approved by our shareholders and directors on May 21, 2007.

Item 7.01	Regulation FD Disclosure

On July 10, 2007, our Board of Directors approved a 60 for one (1) forward stock split of our issued and outstanding shares of common stock. In connection with the forward stock split, our issued and outstanding shares increased from 4,500,000 to 270,000,000.

The Forward Stock Split became effective with NASDAQ’s Over-the-Counter Bulletin Board at the opening for trading on July 31, 2007 under the new stock symbol “PNST”. The new CUSIP number is 73085A 201.

Item 9.01	Exhibits
3.01	Certificate of Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POINTSTAR ENTERTAINMENT CORP.

/s/ Rafeh Hulays

Rafeh Hulays

Secretary and Director

Date:	August 3, 2007